UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2018, the Compensation Committee of the Board of Directors of Empire Resorts, Inc. (the “Company”) approved an increase of $35,000 in the annual base salary of Nanette L. Horner, Executive Vice President, Chief Counsel and Chief Compliance Officer of the Company, from $225,000 to $260,000, effective immediately.

Item 8.01.	Other Events.

On January 17, 2018, Montreign Operating Company, LLC, an indirect, wholly-owned subsidiary of the Company and doing business as Resorts World Catskills, announced that it plans to open its resort casino to the public on February 8, 2018. A Grand Opening celebration is scheduled for May 2018. This opening date is subject to final approval by the New York State Gaming Commission.

This Current Report on Form 8-K contains statements which constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations includes, among others, our ability to obtain regulatory approvals to open the casino project on the currently anticipated schedule and such initial opening being approved on the basis of a narrower list of amenities. You should not place undue reliance on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we will not update these forward-looking statements, even if our situation changes in the future. We caution the reader that a number of important factors discussed herein, and in other reports filed with the Securities and Exchange Commission, could affect our actual results and cause actual results to differ materially from those discussed in forward-looking statements. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2018

EMPIRE RESORTS, INC.

By:	/s/ Ryan Eller
Name: Ryan Eller
Title: President and Chief Executive Officer